UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2026

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 15, 2026, ImmunityBio, Inc. (the “Company”) issued a press release announcing certain preliminary, unaudited financial results for the fiscal quarter and full year ending December 31, 2025, along with additional Company updates. The results included in the press release reflect the Company’s preliminary estimates based solely upon information available to it as of the date of the press release, and the amounts reported are not a comprehensive statement of its operating results or financial position as of December 31, 2025. Any actual amounts that the Company reports in its Annual Report on Form 10-K for the year ended December 31, 2025 will be subject to its financial closing procedures and any final adjustments that may be made prior to the time its operating results and financial position for the fiscal quarter and year ended December 31, 2025 are finalized. As a result, these preliminary estimates may differ materially from the actual results that will be reflected in the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 when they are completed and publicly disclosed in its Annual Report on Form 10-K. The full text of the Company’s press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filings of the Company made under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description of Exhibit

99.1**	Press release dated January 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_______________
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: January 15, 2026	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer